Principal Funds, Inc.
Supplement dated December 18, 2017
to the Statement of Additional Information dated March 1, 2017 as revised May 2, 2017, as amended and restated
June 12, 2017 and September 6, 2017
(as supplemented September 15, 2017, October 2, 2017,
November 1, 2017, and December 15, 2017)
This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

INVESTMENT ADVISORY AND OTHER SERVICES
This supplement corrects a typographical error in the Supplement dated September 15, 2017. Please disregard the information included in the supplement for the Money Market Fund, and refer to the following.
Effective January 1, 2018, under Contractual Limits on Total Annual Fund Operating Expenses, in the table for Classes A, C, J and Inst., delete the row for Money Market, and replace with the following:

Contractual Limits on Total Annual Fund Operating Expenses
Fund	A	C	J	Inst.	Expiration
Money Market	0.50%	1.50%	0.65%	0.50%	2/28/2019

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